Exhibit 10.1
VOTING AGREEMENT
     This Voting Agreement (the “Agreement”) is made and entered into as of December 24, 2009, between Project Alta Holdings Corp., a Delaware corporation (“Parent”), and the undersigned stockholder of the Company (“Holder”).
RECITALS
     Pursuant to an Agreement and Plan of Merger, dated as of December 24, 2009 (the “Merger Agreement”) by and among Parent, Project Alta Merger Corp., a Delaware corporation and wholly-owned subsidiary of Parent (“Merger Sub”), and AMICAS, Inc., a Delaware corporation (the “Company”), Merger Sub is merging with and into the Company (the “Merger”) and the Company, as the surviving corporation of the Merger, will thereby become a wholly-owned subsidiary of Parent. Concurrently with the execution and delivery of the Merger Agreement and as a condition and inducement to Parent and Merger Sub to enter into the Merger Agreement, Parent has required that Holder enter into this Agreement. The Holder is the record and beneficial owner (within the meaning of Rule 13d-3 of the Exchange Act) of such number of shares of the outstanding Common Stock, par value $0.001 per share, of the Company as is indicated beneath Holder’s signature on the last page of this Agreement (the “Shares”). Capitalized terms used herein but not defined shall have the meanings ascribed to them in the Merger Agreement.
AGREEMENT
     The parties agree as follows:
     1. Agreement to Retain Shares.
          (a) Transfer. (1) Except as contemplated by the Merger Agreement, and except as provided in Section 1(b) below, during the period beginning on the date hereof and ending on the earlier to occur of (i) the Effective Time (as defined in the Merger Agreement) and (ii) the Expiration Date (as defined below), Holder agrees not to, directly or indirectly, sell, transfer, exchange or otherwise dispose of (including by merger, consolidation or otherwise by operation of law) the Shares or any New Shares (as defined below), (2) Holder agrees not to, directly or indirectly, grant any proxies or powers of attorney, deposit any of such Holder’s Shares into a voting trust or enter into a voting agreement with respect to any of such Holder’s Shares, or enter into any agreement or arrangement providing for any of the actions described in this clause (2), and (3) Holder agrees not to, directly or indirectly, take any action that could reasonably be expected to have the effect of preventing or disabling Holder from performing Holder’s obligations under this Agreement, in each case at any time prior to the earlier to occur of (i) the Effective Time and (ii) the Expiration Date. As used herein, the term “Expiration Date” shall mean the earlier to occur of (i) the date of termination of the Merger Agreement in accordance with the terms and provisions thereof and (ii) the date on which the Company’s Board of Directors withdraws or modifies in a manner adverse to Parent or Merger Sub its approval or recommendation of the Merger or the transactions contemplated thereby or by the Transaction Documents.

          (b) Permitted Transfers. Section 1(a) shall not prohibit a transfer of Shares or New Shares by Holder (i) to any family member, trust for the benefit of any family member or charitable organization to which contributions are deductible for federal income tax, estate or gift purposes so long as the assignee or transferee agrees to be bound by the terms of this Agreement and executes and delivers to the parties hereto a written consent memorializing such agreement and (ii) upon the vesting of restricted stock awards of Company Common Stock but only to the extent of such Holder’s income or other tax liability with respect to such vested restricted stock awards.
          (c) New Shares. Holder agrees that any shares of the Company Common Stock that Holder purchases or with respect to which Holder otherwise acquires record or beneficial ownership after the date of this Agreement and prior to the earlier to occur of (i) the Effective Time and (ii) the Expiration Date (“New Shares”) shall be subject to the terms and conditions of this Agreement to the same extent as if they constituted Shares.
     2. Agreement to Vote Shares.
          (a) Until the earlier to occur of the Effective Time and the Expiration Date, at every meeting of the stockholders of the Company called with respect to any of the following, and at every adjournment thereof, and on every action or approval by written consent of the stockholders of the Company with respect to any of the following, Holder shall appear at such meeting (in person or by proxy) and shall vote or consent the Shares and any New Shares (i) in favor of adoption of the Merger Agreement and the approval of the transactions contemplated thereby and (ii) against any proposal for any recapitalization, merger, sale of assets or other business combination (other than the Merger) between the Company and any person or entity other than Parent or any other action or agreement that would reasonably be expected to result in a breach of any covenant, representation or warranty or any other obligation or agreement of the Company under the Merger Agreement or Holder under this Agreement or which would reasonably be expected to result in any of the conditions to the Company’s obligations under the Merger Agreement not being fulfilled. This Agreement is intended to bind Holder as a stockholder of the Company only with respect to the specific matters set forth herein. Except as set forth in clauses (i) and (ii) of this Section 2(a), Holder shall not be restricted from voting in favor of, against or abstaining with respect to any other matter presented to the stockholders of the Company. Prior to the termination of this Agreement, Holder covenants and agrees not to enter into any agreement or understanding with any person to vote or give instructions in any manner inconsistent with the terms of this Agreement.
          (b) Holder further agrees that, until the termination of this Agreement, Holder will not, and will not permit any entity under Holder’s control to, (A) solicit proxies or become a “participant” in a “solicitation” (as such terms are defined in Rule 14A under the Exchange Act) with respect to an Opposing Proposal (as defined below), (B) initiate a stockholders’ vote with respect to an Opposing Proposal or (C) become a member of a “group” (as such term is used in Section 13(d) of the Exchange Act) with respect to any voting securities of the Company with respect to an Opposing Proposal. For the purposes of this Agreement, an “Opposing Proposal” means any action or proposal described in clause (ii) of Section 2(a) above.

2

          (c) Subject to the provisions set forth in Section 5 hereof and as security for Holder’s obligations under Section 2(a), Holder hereby irrevocably constitutes and appoints Parent and its or his designees as his attorney and proxy in accordance with the DGCL, with full power of substitution and resubstitution, to cause the Shares to be counted as present at the Company Stockholders Meeting, to vote his Shares at the Company Stockholders Meeting, however called, and to execute consents in respect of his Shares as and to the extent provided in Section 2(a). SUBJECT TO THE PROVISIONS SET FORTH IN SECTION 5 HEREOF, THIS PROXY AND POWER OF ATTORNEY IS IRREVOCABLE AND COUPLED WITH AN INTEREST. Upon the execution of this Agreement, Holder hereby revokes any and all prior proxies or powers of attorney given by Holder with respect to voting of the Shares on the matters referred to in Section 2(a) and agrees not to grant any subsequent proxies or powers of attorney with respect to the voting of the Shares on the matters referred to in Section 2(a) until after the Expiration Date. Holder understands and acknowledges that Parent is entering into the Merger Agreement in reliance upon the Holder’s execution and delivery of this Agreement and Holder’s granting of the proxy contained in this Section 2(c). Holder hereby affirms that the proxy granted in this Section 2(c) is given in connection with the execution of the Merger Agreement, and that such Proxy is given to secure the performance of the duties of Holder under this Agreement. Parent acknowledges and agrees that Holder may vote the Shares on all other matters not referred to in Section 2(a), and the attorneys and proxies named above may not exercise the proxy with respect to such matters.
     3. Representations, Warranties and Covenants of Holder. Holder hereby represents, warrants and covenants to Parent that Holder (i) is the record and/or beneficial owner of the Shares, which, at the date of this Agreement and at all times up until the earlier to occur of (A) the Effective Time and (B) the Expiration Date, and will be free and clear of any liens, claims, options, charges or other encumbrances that would reasonably be expected to have the effect of preventing or disabling Holder from performing Holder’s obligations under this Agreement, and (ii) does not own of record or beneficially any shares of capital stock of the Company other than the Shares (excluding shares as to which Holder currently disclaims beneficial ownership in accordance with applicable law). Holder has the legal capacity, power and authority to enter into and perform all of Holder’s obligations under this Agreement (including under the proxy granted in Section 2(c) above). This Agreement (including the proxy granted in Section 2(c) above) has been duly and validly executed and delivered by Holder and constitutes a valid and binding agreement of Holder, enforceable against Holder in accordance with its terms, subject to (a) laws of general application relating to bankruptcy, insolvency and the relief of debtors and (b) rules of law governing specific performance, injunctive relief and other equitable remedies.
     4. No Ownership Interest. Nothing contained in this Agreement shall be deemed to vest in Parent or Merger Sub any direct or indirect ownership or incidence of ownership of or with respect to any Covered Shares, except as expressly provided herein. All rights, ownership and economic benefits of and relating to the Covered Shares shall remain vested in and belong to the Stockholder, and neither Parent nor Merger Sub shall have any authority to direct the Stockholder in the voting or disposition of any of the Covered Shares, except as otherwise provided herein.

3

     5. Termination. This Agreement and the proxy delivered in connection herewith shall terminate and shall have no further force and effect as of the earlier to occur of (i) the Expiration Date and (ii) the date following the date of the Company Stockholders Meeting, including any adjournment or postponement thereof.
     6. Fiduciary Duties. Notwithstanding anything in this Agreement to the contrary: (i) Holder makes no agreement or understanding herein in any capacity other than in Holder’s capacity as a record holder and/or beneficial owner of the Shares, (ii) nothing in this Agreement shall be construed to limit or affect any action or inaction by Holder acting in his capacity as a director, officer or other fiduciary of the Company, and (iii) Holder shall have no liability to Parent, Merger Sub or any of their Affiliates under this Agreement as a result of any action or inaction by Holder acting in his capacity as a director, officer or other fiduciary of the Company.
     7. Miscellaneous.
          (a) Amendments and Waivers. Any term of this Agreement may be amended or waived with the written consent of the parties or their respective successors and assigns. Any amendment or waiver effected in accordance with this Section 7(a) shall be binding upon the parties and their respective successors and assigns.
Governing Law; Venue. This Agreement shall be governed by, and construed in accordance with the laws of the State of Delaware, without regard to the conflicts of laws principles thereof. Each of the parties hereto irrevocably submits to the exclusive jurisdiction of the Court of Chancery of the State of Delaware and to the jurisdiction of the United States District Court for the District of Delaware for the purpose of any action arising out of or relating to this Agreement, and each of the parties hereto irrevocably agrees that all claims in respect to such action may be heard and determined exclusively in the Court of Chancery of the State of Delaware or any federal court sitting in the State of Delaware. Each of the parties hereto agrees that a final judgment in any action shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Each of the parties hereto irrevocably consents to the service of any summons and complaint and any other process in any other action relating to this Agreement, on behalf of itself or its property, by the personal delivery of copies of such process to such party. Nothing in this Section 7(c) shall affect the right of any party hereto to serve legal process in any other manner permitted by law.
          (b) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.
          (c) Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.
          (d) Notices. Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient upon receipt, when delivered personally or by courier, overnight delivery service or confirmed facsimile, or 72 hours after being deposited in the regular mail as certified or registered mail with postage prepaid, if such notice is addressed to the

4

party to be notified at such party’s address or facsimile number as set forth below, or as subsequently modified by written notice.
          (e) Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith, in order to maintain the economic position enjoyed by each party as close as possible to that under the provision rendered unenforceable. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of the Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of the Agreement shall be enforceable in accordance with its terms.
          (f) Specific Performance. Each of the parties hereto recognizes and acknowledges that a breach of any covenants or agreements contained in this Agreement will cause Parent and Merger Sub to sustain damages for which they would not have an adequate remedy at law for money damages, and therefore each of the parties hereto agrees that in the event of any such breach Parent shall be entitled to the remedy of specific performance of such covenants and agreements and injunctive and other equitable relief in addition to any other remedy to which they may be entitled, at law or in equity.
[SIGNATURE PAGE FOLLOWS]

5

     The parties have caused this Agreement to be duly executed on the date first above written.

PROJECT ALTA HOLDINGS CORP.

By: Name:	/s/ Orlando Bravo Orlando Bravo
Title:	President

Address:
c/o Thoma Bravo, LLC
600 Montgomery Street, 32nd Floor
San Francisco, CA 94111

Attention: Orlando Bravo
Seth Boro
Facsimile No.: (415) 392-6480
[SIGNATURE PAGE TO VOTING AGREEMENT]

“HOLDER”

/s/ Stephen N. Kahane, M.D. Stephen N. Kahane, M.D.

Holder’s Address for Notice:

Attention:

Facsimile No.:

Shares owned of record:		Beneficially owned shares:
Class of Shares	Number	Class of Shares	Number
Common Stock	40,760	Common Stock	40,760
[SIGNATURE PAGE TO VOTING AGREEMENT]

“HOLDER”

/s/ Kevin C. Burns Kevin C. Burns

Holder’s Address for Notice:

Attention:

Facsimile No.:

Shares owned of record:		Beneficially owned shares:
Class of Shares	Number	Class of Shares	Number
Common Stock	3,137	Common Stock	3,137
[SIGNATURE PAGE TO VOTING AGREEMENT]

“HOLDER”

/s/ Stephen J. Denelsky Stephen J. Denelsky

Holder’s Address for Notice:

Attention:

Facsimile No.:

Shares owned of record:		Beneficially owned shares:
Class of Shares	Number	Class of Shares	Number
Common Stock	42,934	Common Stock	42,934
[SIGNATURE PAGE TO VOTING AGREEMENT]

“HOLDER”

/s/ Joseph D. Hill Joseph D. Hill

Holder’s Address for Notice:

Attention:

Facsimile No.:

Shares owned of record:		Beneficially owned shares:
Class of Shares	Number	Class of Shares	Number
Common Stock	18,217	Common Stock	18,217
[SIGNATURE PAGE TO VOTING AGREEMENT]

“HOLDER”

/s/ Stephen J. Lifshatz Stephen J. Lifshatz

Holder’s Address for Notice:

Attention:

Facsimile No.:

Shares owned of record:		Beneficially owned shares:
Class of Shares	Number	Class of Shares	Number
Common Stock	24,769	Common Stock	24,769
[SIGNATURE PAGE TO VOTING AGREEMENT]

“HOLDER”

/s/ David B. Shepherd David B. Shepherd

Holder’s Address for Notice:

Attention:

Facsimile No.:

Shares owned of record:		Beneficially owned shares:
Class of Shares	Number	Class of Shares	Number
Common Stock	54,690	Common Stock	54,690
[SIGNATURE PAGE TO VOTING AGREEMENT]

“HOLDER”

/s/ John J. Sviolka John J. Sviolka

Holder’s Address for Notice:

Attention:

Facsimile No.:

Shares owned of record:		Beneficially owned shares:
Class of Shares	Number	Class of Shares	Number
Common Stock	26,825	Common Stock	26,825
[SIGNATURE PAGE TO VOTING AGREEMENT]

“HOLDER”

/s/ Frank E. Stearns, Jr. Frank E. Stearns, Jr.

Holder’s Address for Notice:

Attention:

Facsimile No.:

Shares owned of record:		Beneficially owned shares:
Class of Shares	Number	Class of Shares	Number
	0		0
[SIGNATURE PAGE TO VOTING AGREEMENT]

“HOLDER”

/s/ Paul Merrild Paul Merrild

Holder’s Address for Notice:

Attention:

Facsimile No.:

Shares owned of record:		Beneficially owned shares:
Class of Shares	Number	Class of Shares	Number
	0		0
[SIGNATURE PAGE TO VOTING AGREEMENT]

“HOLDER”

/s/ Denise Mitchell Denise Mitchell

Holder’s Address for Notice:

Attention:

Facsimile No.:

Shares owned of record:		Beneficially owned shares:
Class of Shares	Number	Class of Shares	Number
Common Stock	1,000	Common Stock	1,000
[SIGNATURE PAGE TO VOTING AGREEMENT]

“HOLDER”

/s/ Craig Newfield Craig Newfield

Holder’s Address for Notice:

Attention:

Facsimile No.:

Shares owned of record:		Beneficially owned shares:
Class of Shares	Number	Class of Shares	Number
Common Stock	15,000	Common Stock	15,000
[SIGNATURE PAGE TO VOTING AGREEMENT]

“HOLDER”

/s/ Kang Wang Kang Wang

Holder’s Address for Notice:

Attention:

Facsimile No.:

Shares owned of record:		Beneficially owned shares:
Class of Shares	Number	Class of Shares	Number
Common Stock	20,000	Common Stock	20,000